WNL SERIES TRUST

                             WNL SEPARATE ACCOUNT A

      Supplement dated December 31, 1997 to Prospectuses dated May 1, 1997

The following supplements certain information appearing in the prospectuses dated May 1, 1997 of WNL Series Trust (the "Trust") and WNL Separate Account A.

                             MANAGEMENT OF THE TRUST

Investment Adviser - WNL Investment Advisory Services, Inc.

A subsidiary of American General Corporation ("AGC") currently owns 46.2% of the outstanding common stock of Western National, the Adviser's parent. References to "American General" are references to AGC and its direct and indirect majority-controlled subsidiaries. On September 12, 1997, American General and Western National jointly announced a definitive agreement under which American General will acquire the remaining 54% of the common stock of Western National for a total consideration consisting of cash and American General common stock valued at approximately $1.2 billion, or $29.75 per share, subject to adjustment in certain circumstances. The transaction has been approved by the boards of directors of both American General and Western National, and by a special committee of Western National's board of directors. The transaction, which is subject to approval by Western National's shareholders and requisite regulatory authorities, will be taxable to Western National's shareholders and is expected to close in early 1998.

Sub-Adviser - OpCap Advisors ("Advisors")

     On November 4, 1997 PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management as of September 30, 1997 through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital and its subsidiary Advisors, the Sub-Adviser for the EliteValue Asset Allocation Portfolio (the "Portfolio") of the Trust. A new Sub-Advisory Agreement (containing substantially identical terms as the previous Sub-Advisory Agreement) between Advisors, WNL Investment Advisory Services and the Trust became effective on November 5, 1997. The new Sub-Advisory Agreement was approved by the shareholders of the Portfolio at a Special Meeting of Shareholders held on July 17, 1997. As of September 30, 1997, Oppenheimer Capital and its subsidiaries, including Advisors, had $60.9 billion in assets under management.

     PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37% respectively of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is Pacific Investment Management Company, which is a California Corporation and is wholly-owned by Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

     PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

     PIMCO  Advisors  is  governed by an  Operating  Board and an Equity  Board.
Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

     The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors' Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Life, the chairman of the Operating Board and two members designated by PPLLC.

     Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.